UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021

Offerpad Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39641	85-2800538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 E. German Road, Suite 1 Chandler, Arizona	85286
(Address of principal executive offices)	(Zip Code)

(844) 388-4539

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange
Warrants to purchase Class A common stock, at an exercise price of $11.50 per share	OPADWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 7, 2021, Offerpad Solutions Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.06, 7.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, Offerpad, which have been audited by Deloitte & Touche LLP, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm.

On September 1, 2021, the Audit Committee of the Board dismissed Marcum LLP (“Marcum”), SPNV’s independent registered public accounting firm prior to the business combination, as the Company’s independent registered public accounting firm effective following completion of the Company’s review of the quarter ended June 30, 2021, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, SPNV.

The report of Marcum on SPNV’s, the Company’s legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from August 31, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from August 31, 2020 (inception) to December 31, 2020 and subsequent interim period through August 31, 2021, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on SPNV’s financial statements for such period.

During the period from August 31, 2020 (inception) to December 31, 2020 and subsequent interim period through August 31, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated September 7, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On September 1, 2021, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Deloitte served as independent registered public accounting firm of Old Offerpad prior to the Business Combination. During the period from August 31, 2020 to December 31, 2020 and subsequent interim period through September 1, 2021, neither the Company nor anyone on the Company’s behalf consulted with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the SPNV stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “The Charter Proposal” and “The Governance Proposal” beginning on pages 143 and 147, respectively, of the Proxy Statement/Prospectus (collectively, the “Charter Proposals”).

The Amended and Restated Certificate of Incorporation of Offerpad (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on September 1, 2021, includes the amendments proposed by the Charter Proposals.

On September 1, 2021, the Board approved and adopted the Amended and Restated Bylaws of Offerpad (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of Offerpad’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “The Charter Proposal,” “The Governance Proposal” and “Description of Securities” beginning on pages 143, 147 and 252 respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on September 1, 2021, Offerpad’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Offerpad. The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference. A copy of the Code of Business Conduct and Ethics can also be found at investor.offerpad.com under the link “Code of Business Conduct.”

Item 8.01. Other Events.

As a result of the Business Combination, Offerpad became the successor issuer to SPNV. Pursuant to Rule 12g-3(a) under the Exchange Act, Offerpad’s Class A Common Stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old Offerpad as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018 are included in the Proxy Statement/Prospectus beginning on pages F-51, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Offerpad as of June 30, 2021 and for the periods ended June 30, 2021 are included as Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of SPNV and Old Offerpad as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of March 17, 2021, by and among the Registrant, Orchids Merger Sub, Inc., Orchids Merger Sub, LLC, and OfferPad, Inc. (incorporated by reference to Annex A to the Registrant’s proxy statement/prospectus dated August 12, 2021).

3.1	Third Restated Certificate of Incorporation of Offerpad Solutions Inc., dated September 1, 2021.

3.2	Bylaws of Offerpad Solutions Inc. (incorporated by reference to Exhibit 3.4 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

4.1	Warrant Agreement, dated as of October 20, 2020, between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

4.3	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

4.4	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.3	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.24 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.6	Form of Forward Purchase Agreement, dated September 25, 2020, among the Registrant and each forward purchaser (incorporated by reference to the Registrant’s Registration Statement on Form S-1 (File No. 333-249053)).

10.7	Amended and Restated Registration Rights Agreement, dated September 1, 2021.

10.8	Offerpad Holders Support Agreement, dated as of March 17, 2021, by and among the Registrant, OfferPad, Inc. and certain other parties thereto (incorporated by reference to Annex E to the Registrant’s proxy statement/prospectus dated August 12, 2021).

10.9	Form of PIPE Subscription Agreement (incorporated by reference to Annex F to the Registrant’s proxy statement/prospectus dated August 12, 2021).

10.10#	Offerpad Solutions 2021 Incentive Award Plan.

10.11#	Offerpad Solutions 2021 Employee Stock Purchase Plan.

10.12	Sponsor Support Agreement, dated as of March 17, 2021, by and among the Registrant, OfferPad, Inc., Supernova Partners LLC and certain other parties thereto (incorporated by reference to Annex I to the Registrant’s proxy statement/prospectus dated August 12, 2021).

10.13+	Fifth Amended and Restated Loan and Security Agreement, dated as of March 31, 2021, by and among OfferPad (SPVBorrower1), LLC, LL Private Lending Fund, L.P., LL Private Lending Fund II, L.P. and LL Funds, LLC. (incorporated by reference to Exhibit 10.21 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.14+	Amended and Restated Mezzanine Loan and Security Agreement, dated as of March 31, 2021, by and among OP SPE BORROWER PARENT, LLC, OP SPE PHX1, LLC, OP SPE TPA1, LLC and LL Private Lending Fund II, L.P. (incorporated by reference to Exhibit 10.22 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.15#	OfferPad, Inc. 2016 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.23 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.16(a)#	Form of Incentive Stock Option Agreement under the OfferPad, Inc. 2016 Stock Option and Grant Plan (incorporated by reference to Exhibit 10.23(a) to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.17	Form of Spencer Rascoff Indemnification and Advancement Agreement (incorporated by reference to Exhibit 10.25 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.18	Offer of Employment Agreement, dated as of August 5, 2016, by and between OfferPad, Inc. and Brian Bair (incorporated by reference to Exhibit 10.26 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.19	Employment Agreement, dated as of August 10, 2020, by and between OfferPad, Inc. and Stephen Johnson (incorporated by reference to Exhibit 10.27 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.20	Employment Agreement, dated as of September 24, 2020, by and between OfferPad, Inc. and Benjamin Aronovitch (incorporated by reference to Exhibit 10.28 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.21	Offer of Employment Agreement, dated as of August 5, 2016, by and between OfferPad, Inc. and Vaughn Bair (incorporated by reference to Exhibit 10.29 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.22	Offerpad Solutions Inc. Non-Employee Director Compensation Program.

10.23+	Second Amended and Restated Master Loan and Security Agreement, dated as of June 23, 2021, by and among Citibank, N.A., OP SPE Borrower Parent, LLC, OP SPE PHX1, LLC, OP SPE TPA1, LLC and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 10.31 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.23(a)	Amendment No. 1 to the Second Amended and Restated Master Loan and Security Agreement, dated as of July 16, 2021, by and among Citibank, N.A., OP SPE Borrower Parent, LLC, OP SPE PHX1, LLC, OP SPE TPA1, LLC and Wells Fargo Bank, N.A. (incorporated by reference to Exhibit 10.31(a) to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.24+	Credit Agreement, dated as of June 30, 2021, by and between OfferPad, Inc. and First American Title Insurance Company (incorporated by reference to Exhibit 10.32 to the Registrant’s Registration Statement on Form S-4 (File No. 333-255079)).

10.24(a)	Amendment No. 1, dated August 12, 2021, to the Credit Agreement dated as of June 30, 2021, by and between OfferPad, Inc. and First American Title Insurance Company.

14.1	Code of Business Conduct and Ethics.

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

99.1	Unaudited condensed consolidated financial statements of Offerpad, Inc. as of June 30, 2021 and for the periods ended June 30, 2021.

99.2	Unaudited pro forma condensed combined financial information of Supernova Partners Acquisition Company, Inc. and OfferPad, Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Press release dated September 1, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

#	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFERPAD SOLUTIONS INC.

Date: September 7, 2021	By:	/s/ Michael Burnett
	Name:	Michael Burnett
	Title:	Chief Financial Officer